UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 1

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 26, 2024 (July 4, 2023)

BRILLIANT N.E.V. CORP.

(Exact name of registrant as specified in its charter)

Nevada	333-213698	30-0944559
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 805, West Building 4, Xintiandi Business Center,

Gongshu District, Hangzhou City, Zhejiang Province, China

(Address of Principal Executive Offices)

+86-189-1098-4577

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On July 5, 2023, as amended on September 27, 2023, the Company filed a Form 8-K to reflect the shareholder vote approving the name change to Brilliant N.E.V. Corp. as well as the filing of an Issuer Company-Related Action Notification Form with FINRA to reflect the name change and apply for a new stock symbol (“Corporate Action”).

On August 2, 2023, the Company filed a Form 8-K to reflect the name change filing with the State of Nevada.

This filing updates the FINRA matter.

Item 8.01 Other Information.

On March 25, 2024, the Company was notified by FINRA that it received the necessary documentation to process the Corporate Action effective March 26, 2024. The Company’s new stock symbol is “BNEV.” No change was made to its CUSIP number.

***

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLANCY CORP.
(Registrant)

/s/ Xiangying Meng
Xiangying Meng
Chief Financial Officer

Date: March 27, 2024

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